UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2025 (September 2, 2025)

NUTEX HEALTH INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41346	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6030 S. Rice Ave, Suite C, Houston, Texas 77081
(Address of principal executive offices) (zip code)

(713) 660-0557
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 2, 2025, the Board of Directors (the “Board”) of Nutex Health, Inc. (the “Company”) appointed Michael L. Reed, as the Lead Independent Director of the Board, effective immediately. Mr. Reed will serve in this role until his successor is duly elected and qualifies, unless he sooner dies, retires or resigns.
Mr. Reed has served as a member of the Company’s Board since April 2022 and is currently a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.
In his role as Lead Independent Director, Mr. Reed will undertake responsibilities consistent with the Company’s corporate governance guidelines and Nasdaq Listing Rule 5605, including presiding over executive sessions of the independent directors, facilitating communication between the independent directors and the Chairman of the Board and Chief Executive Officer, and serving as a liaison between the Board and the Company’s management. This appointment reinforces the Company’s commitment to robust corporate governance practices and compliance with Nasdaq’s requirements for independent board leadership.
There are no arrangements or understandings between Mr. Reed and any other persons pursuant to which he was selected as Lead Independent Director. There are no family relationships between Mr. Reed and any director or executive officer of the Company, and there are no transactions involving Mr. Reed that would require disclosure under Item 404(a) of Regulation S-K.
Mr. Reed will receive additional compensation for his role as Lead Independent Director, consistent with the Company’s director compensation program as disclosed in its most recent proxy statement filed with the Securities and Exchange Commission on June 2, 2025. The compensation includes an annual retainer, payable in cash and/or equity awards, as determined by the Board’s Compensation Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 4, 2025
Nutex Health Inc.

By: /s/ Jon C. Bates
Jon C. Bates
Chief Financial Officer